SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No. 1 )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                  Mercantile Bankshares Corporation
         ------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)


                  Mercantile Bankshares Corporation
         ------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box): NOT APPLICABLE

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)

[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

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    4) Proposed maximum aggregate value of transaction:

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*  Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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


                                     ERRATA
                       MERCANTILE BANKSHARES CORPORATION

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 27, 1994

TO THE STOCKHOLDERS:

     With respect to our proxy statement dated March 24, 1994, percentages appearing in Exhibit "B" to the Annual Incentive Compensation Plan on page I-5 were not presented in conformity with the provisions of the Plan. Accordingly, we are correcting the proxy statement by sending you the enclosed revised page I-5.

                                         JOHN A. O'CONNOR, JR.
                                           Senior Vice President and Secretary

April 8, 1994

                                  EXHIBIT "A"
                         MAXIMUM ANNUAL AMOUNT OF AWARD

                                                                                                  MAXIMUM % OF SALARY
                                                                                                        BASED ON
                                                                                           ----------------------------------
CLASS OF                                                                     MAXIMUM %      EARNINGS PER      NET OPERATING
PARTICIPANT                                                                  OF SALARY          SHARE            INCOME
- ------------------------------------------------------------------------  ---------------  ---------------  -----------------
Class I.................................................................          65.0          32.5              32.5
Class II................................................................          50.0          25.0              25.0
Class III...............................................................          33.0          16.5              16.5


                                  EXHIBIT "B"
                                  (CORRECTED)
            PERCENT OF SALARY AWARD BY CLASSIFICATION OF PARTICIPANT

ANNUAL RATE                                                                                        CLASS       CLASS       CLASS
OF GROWTH                                                                                            I          II          III
- ----------------------------------------------------------------------------------------------  -----------  ---------  -----------
5.............................................................................................           0          0            0
6.............................................................................................         3.25       2.50         1.65
7.............................................................................................         6.50       5.00         3.30
8.............................................................................................         9.75       7.50         4.95
9.............................................................................................        13.00      10.00         6.60
10............................................................................................        16.25      12.50         8.25
11............................................................................................        19.50      15.00         9.90
12............................................................................................        22.75      17.50        11.55
13............................................................................................        26.00      20.00        13.20
14............................................................................................        29.25      22.50        14.85
15............................................................................................        32.50      25.00        16.50


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